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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                JANUARY 23, 2003

                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


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
              TEXAS                                                                          74-2175590
    State of Incorporation or                         0-20750                              I.R.S. Employer
          Organization                        Commission File Number                     Identification No.


           2550 NORTH LOOP WEST, SUITE 600
                   HOUSTON, TEXAS                                                    77092
       Address of Principal Executive Offices                                      (Zip Code)

                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code




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ITEM 5.  OTHER INFORMATION

         On January 23, 2003, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release correcting capital ratios reported in its January 16, 2003 press release. A copy of Sterling Bancshares' January 23, 2003 press release is attached hereto as Exhibit 99.1. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7.  Financial Statements and Exhibits

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1  Press release dated January 23, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STERLING BANCSHARES, INC.



Dated: January 23, 2003                    By: /s/ Eugene S. Putnam, Jr.
                                              ----------------------------------
                                              Eugene S. Putnam, Jr.
                                              Executive Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX



  DOCUMENT              DESCRIPTION
  --------              -----------

Exhibit 99.1            Press release dated January 23, 2003.